UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21457

BlackRock Bond Allocation Target Shares

(Exact name of registrant as specified in charter)

100 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVES    BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Bond Allocation Target Shares

ANNUAL REPORT | SEPTEMBER 30, 2006

BlackRock Bond Allocation Target Shares Series S

BlackRock Bond Allocation Target Shares Series C

BlackRock Bond Allocation Target Shares Series M

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BLACKROCK BOND ALLOCATION TARGET SHARES

BLACKROCK PRIVACY PRINCIPLES

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BOND ALLOCATION TARGET SHARES

September 30, 2006

Dear Shareholder:

It is my pleasure to welcome you to the new BlackRock.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch Investment Managers (MLIM) united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally — portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock’s professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world’s markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm’s core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to continuing to serve your investment needs in the months and years ahead.

Sincerely,

/s/ Anne Ackerley
Anne Ackerley
Managing Director BlackRock Advisors, LLC

Data, including assets under management, are as of September 30, 2006.

BLACKROCK BOND ALLOCATION TARGET SHARES SERIES S

Total Net Assets (9/30/06): $29.9 million

Performance Benchmark:

Merrill Lynch 1-3 Year Treasury Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio will principally invest in the following securities: commercial and residential mortgage-backed securities; obligations of domestic and non-U.S corporations; asset-backed securities; collateralized mortgage obligations and U.S Treasury and agency securities. The Portfolio may only buy securities that are rated investment grade at the time of purchase by at least one nationally recognized rating agency or, if unrated, determined by the investment advisor to be of similar quality.

Recent Portfolio Management Activity:

•	The BlackRock Bond Allocation Target Shares: Series S Portfolio outperformed the benchmark for the annual period. The Series S Portfolio, a non-diversified fund, is offered only as a part of certain wrap fee programs or to certain managed account clients of BlackRock. These clients typically have a short duration fixed income account and utilize the Portfolio to gain exposure to certain types of securities included in the overall account. Since the Portfolio is one component of a broader account, the portfolio management team does not utilize benchmark to manage the Portfolio. The Merrill Lynch 1-3 Year Treasury Index is the de facto benchmark used for fund reporting purposes. Because the client’s investment in the Portfolio represents only a portion of the overall short duration account, comparisons of the Portfolio’s performance to that of the benchmark will not typically be meaningful.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers Aggregate Bond Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio had a relatively short duration position with a slight steepening bias, which benefited performance as interest rates rose modestly. Regarding sector positioning, positive contributors to performance included allocations to CMBS and ABS as both sectors outperformed duration-adjusted Treasuries. CMBS continued to offer attractive relative valuations — most notably seasoned, high-quality issues. Delinquencies in the commercial real estate market have been steadily declining since mid-2004 and are at the lowest levels since 2001. The Portfolio has significant positions in the auto, home equity and credit card subsectors. The Portfolio management team favored higher-quality ABS issues as lower-quality ABS issues have outperformed and offer little value. Within the mortgage sector, the Portfolio continued to favor sectors such as CMOs and hybrid adjustable rate mortgages, which enhanced Portfolio performance in the second half of the annual period. In addition, the Portfolio increased its exposure to corporate securities on a duration-weight basis, with a bias toward financials and higher credit quality issues, which benefited performance as the corporate sector performed well in an environment of generally declining interest rates in the second half of the annual period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BOND ALLOCATION TARGET SHARES

SERIES S PORTFOLIO AND THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

1 Year	From Inception
4.51%	3.25%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 10/1/04.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

BLACKROCK BOND ALLOCATION TARGET SHARES SERIES S

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	92.9%
AA	1.3
A	3.4
BBB	2.4

Total	100.0%

Portfolio Statistics
Average maturity (years)	1.81
Effective Duration[2]	1.56

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs and other Portfolio expenses. However, BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses, incurred by the portfolio. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your shares, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Participants in wrap-fee programs may pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses	Hypothetical Expenses (5% return before expenses)
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,028.40	1,025.00
Expenses Incurred During Period (4/01/06 - 9/30/06)	—	—

For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses, incurred by the Portfolio.

BLACKROCK BOND ALLOCATION TARGET SHARES SERIES C

Total Net Assets (9/30/06): $13.4 million

Performance Benchmark:

Lehman Brothers U.S. Credit Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio will principally invest in the following securities: corporate bonds, notes and debentures; asset-backed securities; commercial and residential mortgage-backed securities; collateralized mortgage obligations; and U.S. Treasury and agency securities. The Portfolio may only buy securities that are rated investment grade at the time of purchase by at least one nationally recognized rating agency or, if unrated, determined by the management team to be of similar quality.

Recent Portfolio Management Activity:

•	The BlackRock Bond Allocation Target Shares: Series C Portfolio outperformed the benchmark for the annual period. The Series C Portfolio, a non-diversified fund, is offered only as a part of certain wrap fee programs or to certain managed account clients of BlackRock. These clients typically have a core or core plus fixed income account and utilize the Portfolio to gain exposure to certain types of securities included in the overall account. Since the Portfolio is one component of a broader account, the portfolio management team does not utilize a benchmark to manage the Portfolio. The Lehman Brothers U.S. Credit Index is the de facto benchmark for fund reporting purposes. Because the client’s investment in the Portfolio represents only a portion of the overall core or core plus account, comparisons of the Portfolio’s performance to that of the benchmark will not typically be meaningful.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers Aggregate Bond Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%. The third quarter was the first without an increase in the federal funds target rate since the first quarter of 2004. The yield curve became inverted during the annual period — that is, short-term rates at times were higher than longer-term yields. At September 30, 2006, the yield on the two-year Treasury note was 4.71%, versus the 4.64% yield on the 10-year note.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding.

•	During the annual period, the Portfolio’s relatively short duration position benefited performance as interest rates increased. Portfolio results also benefited from its yield curve positioning during the annual period. The portfolio’s overweight to CMBS aided performance as the sector’s return was 79 basis points (.79%) higher than that of duration-adjusted Treasuries. We maintained the Portfolio’s overweight in CMBS as the portfolio management team believes the sector is attractively valued relative to agencies and MBS. Portfolio results also benefited from an overweight in ABS, as the sector outperformed duration-adjusted Treasuries by 51 basis points. We maintained our focus on non-prepayment-sensitive issues within this sector. Conversely, the Portfolio’s underweight in MBS detracted from the relative return as the return on these securities exceeded that of duration-adjusted Treasuries by 35 basis points. Within the sector, the Portfolio favored CMOs and adjustable-rate mortgages. The Portfolio had an overall underweight in corporate securities during the annual period, but we moved to a relatively neutral position during the second quarter of 2006. The Portfolio has a bias toward the financials sector and higher-quality credits within the corporate sector. The underweight in corporates detracted from performance as the sector returned 30 basis points over duration-adjusted Treasuries for the annual period. Additionally, an underweight in U.S. agencies, which outperformed duration-adjusted Treasuries by 32 basis points, also hindered the relative performance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BOND ALLOCATION TARGET SHARES

SERIES C PORTFOLIO AND THE LEHMAN BROTHERS U.S. CREDIT INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

1 Year	From Inception
3.51%	3.43%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 10/1/04.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

BLACKROCK BOND ALLOCATION TARGET SHARES SERIES C

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	7.6%
AA	39.4
A	27.2
BBB	25.4
‹BBB	0.4

Total	100.0%

Portfolio Statistics
Average maturity (years)	6.76
Effective Duration[2]	3.18

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs and other Portfolio expenses. However, BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses, incurred by the portfolio. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your shares, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Participants in wrap-fee programs may pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses	Hypothetical Expenses (5% return before expenses)
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,033.20	1,025.00
Expenses Incurred During Period (4/01/06 - 9/30/06)	—	—

For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses, incurred by the Portfolio.

BLACKROCK BOND ALLOCATION TARGET SHARES SERIES M

Total Net Assets (9/30/06): $8.5 million

Performance Benchmark:

Lehman Brothers MBS Index

Investment Approach:

Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio will principally invest in the following securities: commercial and residential mortgage-backed securities; asset-backed securities; collateralized mortgage obligations; and U.S. Treasuries and agency securities. The Portfolio only buys securities that are rated investment grade at the time of purchase by a least one nationally recognized rating agency or, if unrated, are determined by the management team to be of similar quality.

Recent Portfolio Management Activity:

•	The BlackRock Bond Allocation Target Shares: Series M Portfolio outperformed the benchmark for the annual period. The Series M Portfolio, a non-diversified fund, is offered only as a part of wrap-fee programs or to certain managed account clients of BlackRock. These clients typically have a core or core plus fixed income account and utilize the Portfolio to gain exposure to certain types of securities included in the overall account. Since the Portfolio is one component of a broader account, the portfolio management team does not utilize a benchmark to manage the Portfolio. The Lehman Brothers MBS Index is the de facto benchmark used for fund reporting purposes. Because the client’s investment in the Portfolio represents only a portion of the overall core or core plus account, comparisons of the Portfolio’s performance to that of the benchmark will not typically be meaningful.

•	The U.S. fixed income market finished the annual period in positive territory, although not without substantial volatility along the way. For the 12 months ended September 30, 2006, the Lehman Brothers Aggregate Bond Index was up 3.67%. Market interest rates, as measured by the 10-year U.S. Treasury note, rose 30 basis points (0.30%) year-over-year from 4.34% to 4.64%. The rise in yields was attributable to the Federal Reserve Board’s tightening through most of the period. However, the 10-year Treasury yield fell 51 basis points during the third quarter of 2006 as bond prices, which move opposite their yields, rose. This rally in the bond market occurred as the Fed held the target federal funds rate steady at its meetings of August 8 and September 20. The Fed had raised the rate in six increments of .25% prior to this pause, bringing the target rate from 3.75% to 5.25%. The third quarter was the first without an increase in the federal funds target rate since the first quarter of 2004. The yield curve became inverted during the annual period — that is, short-term rates at times were higher than longer-term yields. At September 30, 2006, the yield on the two-year Treasury note was 4.71%, versus the 4.64% yield on the 10-year note.

•	All major domestic spread sectors — commercial mortgage-backed securities (CMBS), investment-grade corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and U.S. agencies — outperformed duration-adjusted U.S. Treasuries during the annual period. Much of the outperformance can be attributed to increased acceptance of risk by investors during the first quarter of 2006 as all domestic spread sectors outperformed duration-adjusted Treasuries after they underperformed in the fourth quarter of 2005. CMBS was the best performing spread sector, even though the sector struggled somewhat during the fourth quarter of 2005 amid a challenging technical environment driven by over $56 billion in new issues. However, the sector enjoyed strong demand for new issues in the first and third quarters of 2006. The increase in new issues during the first three months of 2006 resulted mainly from favorable relative valuations and new investors to the sector. In the third quarter of 2006, one trend leading to more issuance was borrowers defeasing their mortgages (i.e., replacing the cash flows of their mortgage with a package of U.S. Treasury securities to release the liens on their properties) in order to execute cash-out refinancings. ABS achieved outperformance relative to duration-adjusted Treasuries because of strong demand as the sector remained attractively valued versus other spread sectors. The sector’s performance also was aided by the strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and auto loans). MBS benefited from a combination of low volatility and confidence that the Fed is near the end of its tightening campaign. Finally, U.S. agency securities outperformed as headline risk subsided and supply continued to be modest. The Office of Federal Housing Enterprise Oversight has set limits on the sizes of the mortgage portfolios of the government-sponsored enterprises (GSEs), Fannie Mae and Freddie Mac, which have caused them to shed assets. Since they are not buying additional holdings, they have little need to come to the markets for funding. In addition, overseas investors continue to buy GSE debt as a higher-yielding, lower-risk alternative to U.S. Treasuries. Investment-grade corporate securities was the weakest-performing spread sector as a result of growing event risk, auto sector weakness, a robust new issue calendar, and the subpar performance of new issues in the secondary market.

•	During the first half of the annual period, the Portfolio was primarily invested in MBS and CMBS, ABS and corporates. In the second half of the period, the Portfolio eliminated its corporate position and added a similar position in U.S. Treasuries and cash equivalents. This detracted somewhat from the relative return as corporate securities performed well in an environment of generally declining interest rates.

•	During the annual period, the Portfolio’s short duration position relative to its benchmark benefited performance as interest rates rose. Within MBS, the Portfolio continued to have a bias toward 15-year maturity bonds relative to 30-year maturity bonds, which was beneficial to performance for much of the annual period but ended the year as a detractor. The Portfolio favors current, higher coupon pass-through MBS versus discount paper. The Portfolio has a preference for seasoned pools versus to-be-announced issues (TBAs).

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BOND ALLOCATION TARGET SHARES

SERIES M PORTFOLIO AND THE LEHMAN BROTHERS MBS INDEX FROM INCEPTION.

FOR PERIOD ENDING SEPTEMBER 30, 2006

Average Annual Total Return

1 Year	From Inception
4.54%	3.45%

THE PERFORMANCE INFORMATION ABOVE INCLUDES INFORMATION RELATING TO THE PORTFOLIO SINCE THE COMMENCEMENT OF OPERATIONS OF THE PORTFOLIO ON 10/1/04.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

BLACKROCK BOND ALLOCATION TARGET SHARES SERIES M

FUND PROFILE

Credit Quality (% of long-term investments)[1]
AAA	100.0%

Total	100.0%

Portfolio Statistics
Average maturity (years)	2.69
Effective Duration[2]	0.12

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs and other Portfolio expenses. However, BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses, incurred by the portfolio. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your shares, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Participants in wrap-fee programs may pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee program. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses	Hypothetical Expenses (5% return before expenses)
Beginning Account Value (4/01/06)	$1,000.00	$1,000.00
Ending Account Value (9/30/06)	1,033.00	1,025.00
Expenses Incurred During Period (4/01/06 - 9/30/06)	—	—

For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses, incurred by the Portfolio.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES S PORTFOLIO

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
MORTGAGE PASS-THROUGHS — 11.0%
Federal Home Loan Mortgage
Assoc. ARM
4.42%(b)	06/01/33	$63	$61,957
Federal Home Loan Mortgage Corp. ARM
3.54%(b)	05/01/34	288	277,958
3.56%(b)	07/01/34	237	235,970
4.76%(b)	04/01/35	165	163,384
Federal National Mortgage Assoc. ARM
4.28%(b)	01/01/34	210	205,841
4.83%(b)	07/01/34	125	123,408
4.86%(b)	06/01/35	327	323,049
4.64%(b)	07/01/35	324	321,121
5.33%(b)	10/01/35	426	422,461
Goldman Sachs Residential Mortgage Loan Trust, Series 05, Class 1A1
4.61%(b)	10/25/35	362	357,603
Government National Mortgage Assoc. II ARM
5.00%(b)	10/34-11/34	792	786,438

TOTAL MORTGAGE PASS-THROUGHS (Cost $ 3,323,805)			3,279,190

COLLATERALIZED MORTGAGE OBLIGATIONS — 21.4%
Banc of America Funding Corp., Series 04-C, Class 4A1
5.66%(b)	12/20/34	57	56,954
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.70%(b)	11/25/34	49	48,816
Bear Stearns Mortgage Trust, Series 04-7, Class 4A
3.58%(b)	10/25/34	182	180,776
Countrywide Alternative Loan Trust, Series 05-28CB, Class 1A5
5.50%	08/25/35	82	82,261
Federal Home Loan Mortgage Corp., Series 04-2877, Class PA
5.50%	07/15/33	255	255,003
Federal Home Loan Mortgage Corp., Series 3098, Class KB
5.50%	11/01/24	932	934,150
Federal Home Loan Mortgage Corp., Series 3128, Class BA
5.00%	01/15/24	949	943,054
Federal Home Loan Mortgage Corp., Series 3162, Class 0A
6.00%	10/15/26	974	983,949
Federal National Mortgage Assoc., Series 05, Class PA
5.50%	09/25/24	538	538,028
Federal National Mortgage Assoc., Series 05-48, Class OH
5.00%	07/01/26	483	479,667
Federal National Mortgage Assoc., Series 06, Class 0A
6.00%	03/25/27	975	983,875
Federal National Mortgage Assoc., Series 06, Class JA
5.50%	05/25/20	190	190,173
Federal National Mortgage Assoc., Series 3186, Class NA
6.00%	07/15/27	495	501,409
Structured Mortgage Loan Trust, Series 04-6, Class 4A1
4.84%(b)	06/25/34	68	67,052
Wells Fargo Mortgage Backed Securities Trust, Series 04-EE, Class 2A1
3.99%(b)	12/25/34	155	153,717

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $ 6,387,262)			6,398,884

COMMERCIAL MORTGAGE BACKED SECURITIES — 14.4%
Adjustable Rate Mortage Trust, Series 05-9, Class 5A1
5.60%(b)	11/25/35	59	58,740
Banc of America Mortgage Securities, Series 04-A, Class 2A2
4.12%(b)	02/25/34	284	278,424
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2
7.32%	10/15/32	500	534,673
Credit Suisse First Boston Mortgage Securities Corp., Series 02, Class A3
5.60%	07/15/35	250	254,507
First Union National Bank Commercial Mortgage, Series 00-C1, Class A2
7.84%	03/15/10	275	295,926
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98, Class A2
6.56%	11/18/35	502	508,635
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99, Class A2
6.18%	05/15/33	269	273,225
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2
7.72%	03/15/33	225	240,309
General Motors Acceptance Corp. Commerical Mortgage Securities, Inc., Series 98, Class A2
6.42%	05/15/35	250	254,229
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01, Class A3
6.43%	06/15/11	315	329,883
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A2
6.24%	10/15/10	154	156,445
Morgan Stanley Capital I, Inc., Series 01, Class A4
6.39%	07/15/33	275	287,890

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES S PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Salomon Brothers Mortgage Securities VII, Series 99-C1, Class A2
7.15%	01/18/09	$185	$191,128
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2
6.59%	12/18/33	500	522,392
Salomon Brothers Mortgage Securities VII, Series 02-KEY2, Class A2
4.47%	03/18/36	143	140,350

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,293,377)			4,326,756

ASSET BACKED SECURITIES — 36.6%
Bear Stearns, Inc., Series 06-PC1, Class A1
5.41%	01/25/29	213	212,975
Capital Auto Receivables Asset Trust, Series 04-2, Class A2
3.35%(c)	02/15/08	84	83,709
Carrington Mortgage Loan Trust, Series 06-RFC1, Class A1
5.37%(b)	05/25/36	402	402,500
Chase Credit Card Master Trust, Series 02-7, Class A
5.45%(b)	02/15/10	800	800,990
Chase Issuance Trust, Series 05, Class A5
5.35%(b)	02/15/12	900	900,470
Citibank Credit Card Issuance Trust, Series 02-A1, Class A1
4.95%	02/07/07	300	299,596
Citibank Credit Card Issuance Trust, Series 06-A2, Class A2
4.85%	02/10/09	400	398,636
Citigroup Mortgage Loan Trust, Inc., Series 06-HE1, Class A1
5.39%(b)	01/25/36	81	80,674
Commercial Mortgage Asset Trust, Series 99-C1, Class A3
6.64%	01/17/32	300	309,377
Countrywide Certificates, Series 05-IM2, Class A1
5.43%(b)	06/25/27	106	106,379
Countrywide Certificates, Series 05-IM3, Class A1
5.45%(b)	04/25/28	271	270,917
Countrywide Certificates., Series 05-17, Class 4AV1
5.44%(b)	05/25/36	147	146,632
Ford Credit Auto Owner Trust, Series 04-A, Class A3
2.93%	03/15/08	114	113,152
Ford Credit Auto Owner Trust, Series 05-A, Class A3
3.48%	11/15/08	386	383,418
Ford Credit Auto Owner Trust, Series 06-A, Class A3
5.07%	03/15/10	500	499,655
GSAA Home Equity Trust, Series 04-11, Class 2A2
5.65%(b)	12/25/34	39	39,543
Honda Auto Receivables Owner Trust, Series 04-3, Class A3
2.91%	10/20/08	213	210,907
MBNA Credit Card Master Notes Trust, Series 03-A6, Class A6
2.75%	05/15/08	300	289,223
MBNA Credit Card Master Notes Trust, Series 04-A4, Class A4
2.70%	04/15/07	350	345,297
Nissan Auto Receivables Owner Trust, Series 03-C, Class A4
2.70%	12/17/07	99	98,486
Nissan Auto Receivables Owner Trust, Series 05-A, Class A3
3.54%	10/15/08	853	846,001
Nissan Auto Receivables Owner Trust, Series 06-C, Class A3
5.44%	04/15/10	500	503,840
Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A1
5.44%(b)	05/25/25	160	160,247
Residential Asset Mortgage Products, Inc., Series 05-RZ4, Class A1
5.45%(b)	11/25/35	336	336,341
Structured Asset Investment Loan Trust, Series 05-6, Class A7
5.42%(b)	07/25/35	224	223,747
Structured Asset Investment Loan Trust, Series 06-1, Class A1
5.41%(b)	01/25/36	427	427,322
Structured Asset Securities Corp., Series 06-WF2, Class A1
5.36%(b)	07/25/36	469	469,040
Student Loan Marketing Assoc. Student Loan Trust, Series 05-6, Class A5B
5.50%(b)	07/27/26	800	800,729
USAA Auto Owner Trust, Series 04-2, Class A3
3.03%	06/16/08	120	119,866
USAA Auto Owner Trust, Series 05-4, Class A4
4.89%	08/15/12	500	498,528
USAA Auto Owner Trust, Series 06-1, Class A3
5.01%	09/15/10	400	399,520
World Omni Auto Receivables Trust, Series 2005-B, Class A3
4.40%	04/20/09	175	173,892

TOTAL ASSET BACKED SECURITIES (Cost $10,956,052)			10,951,609

CORPORATE BONDS — 6.4%
Finance — 3.1%
Caterpillar Financial Services Corp., Unsecured Notes
3.80%	02/08/08	500	490,489
HSBC Finance Corp., Unsecured Notes
4.13%	11/16/09	50	48,489

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES S PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Finance (Continued)
John Deere Capital Corp., Unsecured Notes
4.50%	08/25/08	$400	$394,769

			933,747

Food & Agriculture — 1.6%
Cadbury Schweppes PLC (United Kingdom), Unsecured Notes
3.88%(d)	10/01/08	500	485,925

Insurance — 1.0%
ASIF Global Financing, Unsecured Notes
3.90%(d)	10/22/08	300	292,362

Oil & Gas — 0.2%
Anadarko Petroleum Corp., Senior Unsecured Notes
5.79%(b)	09/15/09	50	50,061

Retail Merchandising — 0.3%
May Department Stores Co., Debentures
7.90%	10/15/07	25	25,436
May Department Stores Co., Unsecured Notes
3.95%	07/15/07	75	73,995

			99,431

Transportation — 0.1%
Union Pacific Corp., Unsecured Notes
6.79%	11/09/07	25	25,312

Yankee — 0.1%
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.61%(b)(e)	04/09/09	25	25,010

TOTAL CORPORATE BONDS (Cost $ 1,920,287)			1,911,848

		PAR/SHARES (000)
SHORT TERM INVESTMENTS — 9.6%
Federal Home Loan Bank, Discount Notes
4.40%(f)	10/02/06	$2,000	1,999,755
Galileo Money Market Fund		885	885,481

TOTAL SHORT TERM INVESTMENTS (Cost $ 2,885,236)			2,885,236

TOTAL INVESTMENTS IN SECURITIES — 99.4% (Cost $29,766,019(a))		29,753,523
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%			193,779

NET ASSETS — 100.0%			$29,947,302

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$72,646
Gross unrealized depreciation	(85,142)

$(12,496)

(b)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(c)	Securities, or a portion thereof, pledged as collateral with a value of $83,709 on 70 long U.S. Treasury Note futures contracts and 31 short U.S. Treasury Notes futures contracts expiring December 2006. The value of such contracts on September 30, 2006 was $17,605,610, with an unrealized gain of $4,835 (including commissions of $222).

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 2.6% of its net assets, with a current market value of $778,287, in securities restricted as to resale.

(e)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

(f)	Rates shown are the effective yields as of September 30, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES C PORTFOLIO

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
CORPORATE BONDS — 93.2%
Aerospace — 1.2%
Lockheed Martin Corp.
6.15%(b)	09/01/36	$20	$20,958
Northrop Grumman Corp., Senior Debentures
7.75%	02/15/31	75	93,530
Raytheon Co., Unsecured Notes
5.38%	04/01/13	50	50,011

			164,499

Banks — 24.7%
Bank of America Corp., Subordinated Notes
7.40%	01/15/11	65	70,348
Bank One N.A., Senior Unsecured Notes
3.70%	01/15/08	125	122,661
BankBoston N.A., Subordinated Notes
6.38%	03/25/08	400	406,534
Barclays Bank PLC (United Kingdom), Unsecured Notes
5.93%(b)	12/31/49	100	100,320
Citigroup, Inc., Senior Unsecured Notes
3.50%	02/01/08	500	489,135
Citigroup, Inc., Subordinated Notes
6.00%	10/31/33	20	20,300
Citigroup, Inc., Unsecured Notes
4.13%	02/22/10	65	62,994
FleetBoston Financial Corp., Senior Unsecured Notes
4.20%	11/30/07	80	79,114
HSBC Bank USA, Subordinated Notes
4.63%	04/01/14	250	238,525
J.P. Morgan Chase & Co., Senior Unsecured Notes
5.25%	05/30/07	300	299,863
J.P. Morgan Chase & Co., Subordinated Notes
5.75%	01/02/13	85	86,922
Northern Trust Corp., Subordinated Notes
4.60%	02/01/13	125	120,487
State Street Corp., Subordinated Notes
7.65%	06/15/10	50	53,816
U.S. Bank N.A., Senior Bank Notes
4.40%	08/15/08	550	541,921
U.S. Central Credit Union, Unsecured Notes
2.75%	05/30/08	50	48,129
Wachovia Corp., Subordinated Notes
5.25%	08/01/14	185	182,960
Wells Fargo & Co. Holdings Corp., Subordinated Notes
6.25%	04/15/08	370	375,029

			3,299,058

Broadcasting — 1.2%
Cox Communications, Inc., Senior Unsecured Notes
7.13%	10/01/12	75	79,929
News America, Inc., Senior Debentures
7.28%	06/30/28	75	79,838

			159,767

Chemicals — 0.3%
E. I. Dupont de Nemours & Co., Senior Debentures
6.50%	01/15/28	40	43,444

Computer Software & Services — 0.8%
Oracle Corp., Unsecured Notes
5.25%	01/15/16	100	98,407

Construction — 0.8%
D.R. Horton, Inc., Senior Unsecured Notes
5.63%	09/15/14	110	103,709

Energy & Utilities — 3.6%
Dominion Resources, Inc., Senior Unsecured Notes
8.13%	06/15/10	65	70,746
Duke Energy Corp., First Mortgage Bonds
4.50%	04/01/10	50	48,835
Florida Power & Light Co., First Mortgage Bonds
6.00%	06/01/08	60	60,683
5.85%	02/01/33	70	71,262
Georgia Power Co., Senior Unsecured Notes
5.25%	12/15/15	50	49,626
Kiowa Power Partners LLC, Senior Secured Notes
4.81%(b)	12/30/13	21	20,806
MidAmerican Energy Holdings Co., Debenture
6.13%(b)	04/01/36	25	25,270
NiSource Finance Corp., Unsecured Notes
5.97%(c)	11/23/09	25	25,014
Progress Energy, Inc., Senior Unsecured Notes
7.00%	10/30/31	100	111,949

			484,191

Entertainment & Leisure — 2.3%
Comcast Cable Communications, Inc., Senior Unsecured Notes
6.75%	01/30/11	115	120,817
TCI Communications Inc., Senior Debentures
7.88%	02/15/26	50	56,315
Time Warner Cos., Inc., Senior Debentures
7.57%	02/01/24	95	102,812

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK Bond ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES C PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Entertainment & Leisure (Continued)
Turner Broadcasting Corp., Senior Notes
8.38%	07/01/13	$25	$28,097

			308,041

Finance — 17.1%
Allstate Life Global Funding Trust, Secured Notes
4.50%	05/29/09	50	49,172
American Express Co.
6.80%	09/01/66	60	63,345
American Express Co., Senior Unsecured Notes
4.75%	06/17/09	150	148,878
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
4.13%	01/15/10	175	170,170
Boeing Capital Corp., Senior Unsecured Notes
6.50%	02/15/12	50	53,020
General Electric Capital Corp., Senior Unsecured Notes
6.75%	03/15/32	90	103,299
General Electric Capital Corp., Unsecured Notes
5.55%(c)	01/15/08	300	300,210
3.60%	10/15/08	95	92,221
5.00%	11/15/11	100	99,216
Golden West Financial Corp., Senior Unsecured Notes
4.13%	08/15/07	50	49,450
The Goldman Sachs Group, Inc., Unsecured Notes
5.00%	01/15/11	100	98,891
5.35%	01/15/16	150	147,231
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
7.00%	02/01/08	155	158,221
5.75%	07/18/11	150	152,688
Metropolitan Life Global Funding, Inc., Unsecured Notes
4.25%(b)	07/30/09	200	195,111
Morgan Stanley, Senior Notes
5.63%	01/09/12	100	101,296
Morgan Stanley, Senior Unsecured Notes
6.75%	04/15/11	50	52,862
Nationwide Building Society (United Kingdom), Unsecured Notes
2.63%(b)	01/30/07	100	99,132
PSEG Funding Trust, Inc., Capital Securities
5.38%	11/16/07	25	24,962
Rabobank Capital Funding Trust II, Capital Securities
5.26%(b)(c)	12/29/49	75	73,400
UnitedHealth Group, Inc., Unsecured Notes
5.80%	03/15/36	45	44,188

			2,276,963

Food & Agriculture — 2.5%
Cadbury Schweppes PLC (United Kingdom), Unsecured Notes
3.88%(b)	10/01/08	140	136,059
Kraft Foods, Inc., Senior Unsecured Notes
5.63%	11/01/11	115	116,189
Unilever Capital Corp., Senior Unsecured Notes
5.90%	11/15/32	85	85,491

			337,739

Insurance — 6.6%
American General Corp., Senior Unsecured Notes
7.50%	08/11/10	105	113,076
The Bear Stearns Cos., Inc., Unsecured Notes
4.00%	01/31/08	100	98,479
CHUBB Corp., Senior Unsecured Notes
4.93%	11/16/07	25	24,890
John Hancock Financial Services, Inc., Senior Unsecured Notes
5.63%	12/01/08	25	25,234
Liberty Mutual Insurance Group, Inc.
7.50%(b)	08/15/36	75	80,452
Lincoln National Corp., Capital Securities
7.00%	05/17/66	75	78,312
Marsh & McLennan Cos., Inc., Senior Unsecured Notes
5.38%	07/15/14	150	144,262
Metropolitan Life Global Funding, Inc., Senior Secured Notes
4.75%(b)	06/20/07	100	99,631
Metropolitan Life Global Funding, Inc., Unsecured Notes
2.60%(b)	06/19/08	50	47,888
New York Life Insurance Co., Unsecured Notes
5.88%(b)	05/15/33	40	40,895
TIAA Global Markets, Senior Unsecured Notes
3.88%(b)	01/22/08	50	49,160
WellPoint, Inc., Unsecured Notes
5.95%	12/15/34	85	83,397

			885,676

Manufacturing — 1.1%
Cisco Systems, Inc., Senior Unsecured Notes
5.25%	02/22/11	50	50,223
Siemens Financieringsmat (Netherlands), Unsecured Notes
5.50%(b)	02/16/12	100	101,200

			151,423

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES C PORTFOLIO (CONTINUED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Medical Instruments & Supplies — 0.2%
Bristol-Myers Squibb Co., Senior Unsecured Notes
5.75%	10/01/11	$25	$25,466

Motor Vehicles — 1.7%
DaimlerChrysler N.A. Holding Corp., Notes
4.75%	01/15/08	135	133,697
Johnson Controls, Inc., Senior Notes
5.50%	01/15/16	75	73,290
Nissan Motor Acceptance Corp., Unsecured Notes
4.63%(b)	03/08/10	25	24,295

			231,282

Oil & Gas — 4.1%
Amerada Hess Corp., Senior Unsecured Notes
7.13%	03/15/33	10	11,044
Anadarko Petroleum Corp., Senior Unsecured Notes
5.79%(c)	09/15/09	40	40,049
6.45%	09/15/36	75	76,607
Conoco Funding Co., Senior Unsecured Notes
6.35%	10/15/11	200	210,842
Consolidated Natural Gas Co., Senior Unsecured Notes
6.85%	04/15/11	50	52,573
Devon Financing Corp., Senior Unsecured Notes
6.88%	09/30/11	90	95,778
Halliburton Co., Debentures
7.60%	08/15/96	10	11,562
Halliburton Co., Senior Unsecured Notes
5.50%	10/15/10	25	25,152
Noble Corp., Senior Unsecured Notes
5.88%	06/01/13	25	25,462

			549,069

Paper & Forest Products — 0.1%
Weyerhaeuser Co., Senior Unsecured Notes
6.13%	03/15/07	17	17,019

Pharmaceuticals — 2.8%
Abbott Laboratories, Unsecured Notes
5.60%(d)	05/15/11	75	76,335
Merck & Co., Inc., Senior Unsecured Notes
4.38%	02/15/13	155	146,928
Wyeth, Unsecured Notes
5.50%	02/15/16	110	109,912
6.00%	02/15/36	40	40,440

			373,615

Real Estate — 2.8%
Avalonbay Communities, Inc., Senior Unsecured Notes
6.13%	11/01/12	100	103,527
Duke Realty LP
5.65%	08/15/11	25	25,166
Prologis, Unsecured Notes
5.50%	04/01/12	220	219,527
The Rouse Co., Unsecured Notes
5.38%	11/26/13	25	23,110

			371,330

Retail Merchandising — 5.9%
Federated Department Stores, Inc., Senior Unsecured Notes
6.63%	09/01/08	50	50,992
Home Depot, Inc., Senior Unsecured Notes
4.63%	08/15/10	125	122,666
May Department Stores Co., Unsecured Notes
3.95%	07/15/07	200	197,321
Target Corp., Senior Unsecured Notes
7.50%	08/15/10	200	216,209
Wal-Mart Stores, Inc., Unsecured Notes
4.13%	07/01/10	210	203,238

			790,426

Telecommunications — 4.3%
BellSouth Capital Funding Corp., Senior Unsecured Notes
7.75%	02/15/10	130	139,118
SBC Communications, Inc., Unsecured Notes
6.45%	06/15/34	60	60,239
Sprint Capital Corp., Senior Notes
6.88%	11/15/28	60	60,808
Verizon Maryland, Inc., Senior Debentures
6.13%	03/01/12	305	310,955

			571,120

Transportation — 1.0%
United Technologies Corp., Senior Unsecured Notes
6.35%	03/01/11	125	130,591

Yankee — 8.1%
Alcan, Inc. (Canada), Unsecured Notes
6.13%(e)	12/15/33	25	25,086
Burlington Resources Finance Co. (Canada), Senior Unsecured Notes
5.60%(e)	12/01/06	20	20,005
Canadian National Railway Co. (Canada), Senior Unsecured Notes
6.38%(e)	10/15/11	50	52,392
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.61%(c)(e)	04/09/09	25	25,010

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES C PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
CORPORATE BONDS (Continued)
Yankee (Continued)
Eksportfinans ASA (Norway), Unsecured Notes
4.38%(e)	07/15/09	$100	$98,290
EnCana Holdings Finance Corp. (Canada), Senior Unsecured Notes
5.80%(e)	05/01/14	50	50,126
Falconbridge Ltd. (Canada), Unsecured Notes
6.00%(e)	10/15/15	75	75,242
Rio Tinto Finance Ltd. (Australia), Unsecured Notes
2.63%(e)	09/30/08	50	47,428
Scottish Power PLC (United Kingdom), Unsecured Notes
4.91%(e)	03/15/10	50	49,177
Suncor Energy, Inc. (Canada)
5.95%(e)	12/01/34	25	25,452
Teck Cominco Ltd. (Canada), Senior Unsecured Notes
6.13%(e)	10/01/35	48	46,111
Telecom Italia Capital (Luxembourg), Unsecured Notes
5.25%(e)	10/01/15	100	92,661
Tyco International Group SA (Luxembourg), Senior Unsecured Notes
6.13%(e)	01/15/09	125	127,191
United Mexican States (Mexico), Senior Unsecured Notes
8.00%(e)	09/24/22	150	179,625
Vodafone Group PLC (United Kingdom), Senior Unsecured Notes
7.75%(e)	02/15/10	150	160,844

			1,074,640

TOTAL CORPORATE BONDS (Cost $ 12,476,671)			12,447,475

TAXABLE MUNICIPAL BONDS — 0.9%
Illinois State Pension Funding General Obligation Bonds, Series 03 5.10% (Cost $ 119,028)	06/01/33	125	119,779

		NUMBER OF SHARES
SHORT TERM INVESTMENTS — 4.3%
Galileo Money Market Fund
(Cost $ 576,888)		576,888	576,888

TOTAL INVESTMENTS IN SECURITIES — 98.4% (Cost $13,172,587(a))			13,144,142
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.6%			220,381

NET ASSETS — 100.0%			$13,364,523

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$85,374
Gross unrealized depreciation	(113,819)

$(28,445)

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2006, the Portfolio held 8.3% of its net assets, with a current market value of $1,114,577, in securities restricted as to resale.

(c)	Variable rate security. Rates shown are the rates as of September 30, 2006.

(d)	Securities, or a portion thereof, pledged as collateral with a value of $76,335 on 24 short U.S. Treasury Note futures contracts, expiring December 2006. The value of such contracts on September 30, 2006 was $2,581,813, with an unrealized loss of $20,666 (including commissions of $53).

(e)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES M PORTFOLIO

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR (000)	VALUE
MORTGAGE PASS-THROUGHS — 8.3%
Federal National Mortgage Assoc.
5.00% (Cost $730,798)	08/01/19	$723	$711,193
COLLATERALIZED MORTGAGE OBLIGATIONS — 10.0%
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3
6.42%	06/15/11	300	314,587
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2
7.37%	08/15/26	500	533,413

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $859,163)			848,000

COMMERCIAL MORTGAGE BACKED SECURITIES — 46.6%
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2
7.32%	10/15/32	300	320,804
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2
7.20%	01/15/32	300	315,586
Donaldson, Lufkin & Jenrette, Inc., Commerical Mortgage Corp., Series 99-CG2, Class A1B
7.30%	06/10/09	300	313,889
First Union National Bank Commercial Mortgage, Series 00-C1, Class A2
7.84%	03/15/10	140	150,653
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98, Class A2
6.56%	11/18/35	140	142,242
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A4
6.29%	08/11/33	190	198,167
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2
7.72%	03/15/33	350	373,813
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2
7.46%	08/16/33	410	436,975
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2
6.96%	11/15/10	400	424,668
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A3
4.57%(b)	08/10/42	70	68,051
J.P. Morgan Chase Commercial Mortgage Finance Corp., Series 00-C10, Class A2
7.37%	08/15/32	190	200,927
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3
6.26%	03/15/33	235	243,477
Salomon Brothers Mortgage Securities VII, Series 00-C1, Class A2
7.52%	12/18/09	260	276,240
Salomon Brothers Mortgage Securities VII, Series 00-C3, Class A2
6.59%	12/18/33	170	177,613
Salomon Brothers Mortgage Securities VII, Series 01-C2, Class A3
6.50%	10/13/11	300	315,893

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,001,566)			3,958,998

ASSET BACKED SECURITIES — 20.7%
Capital Auto Receivables Asset Trust, Series 04-1, Class A3
2.00%	11/15/07	35	35,175
Chase Manhattan Auto Owner Trust, Series 05-B, Class A3
4.84%	07/15/09	150	149,458
Citibank Credit Card Issuance Trust, Series 02-A1, Class A1
4.95%	02/07/07	200	199,731
Citibank Credit Card Master Trust I, Series 99-2, Class A
5.88%	03/10/11	200	203,828
Commercial Mortgage Asset Trust, Series 99-C1, Class A3
6.64%	01/17/32	200	206,251
Ford Credit Auto Owner Trust, Series 05-A, Class A3
3.48%	11/15/08	149	147,469
MBNA Master Credit Card Trust, Series 00-L, Class A
6.50%	04/15/10	240	243,717
Nissan Auto Receivables Owner Trust, Series 03-C, Class A4
2.70%	12/17/07	56	56,278
USAA Auto Owner Trust, Series 04-2, Class A3
3.03%	06/16/08	69	68,495
USAA Auto Owner Trust, Series 05-4, Class A3
4.83%	04/15/10	200	199,182
USAA Auto Owner Trust, Series 05-4, Class A4
4.89%	08/15/12	250	249,264

TOTAL ASSET BACKED SECURITIES (Cost $1,769,639)			1,758,848

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

BATS SERIES M PORTFOLIO (CONCLUDED)

AS OF SEPTEMBER 30, 2006 (PERCENTAGE OF NET ASSETS)	MATURITY	PAR/SHARES (000)	VALUE
SHORT TERM INVESTMENTS — 13.5%
Federal Home Loan Bank, Discount Notes
4.40%(c)	10/02/06	$900	$899,890
Galileo Money Market Fund		250	250,355

TOTAL SHORT TERM INVESTMENTS (Cost $ 1,150,245)			1,150,245

TOTAL INVESTMENTS IN SECURITIES — 99.1% (Cost $8,511,411(a))			8,427,284
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%			73,941

NET ASSETS — 100.0%			$8,501,225

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$23,532
Gross unrealized depreciation	(107,659)

$(84,127)

(b)	Securities, or a portion thereof, pledged as collateral with a value of $68,051 on 4 long U.S. Treasury Note futures contracts and 3 short U.S. Treasury Note futures contracts expiring December 2006. The value of such contracts on September 30, 2006 was $748,796, with an unrealized gain of $1,476 (including commissions of $15).

(c)	Rates shown are the effective yields as of September 30, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

SCHEDULE OF INVESTMENTS

KEY TO INVESTMENT ABBREVIATIONS

ARM	Adjustable Rate Mortgage
LLC	Limited Liability Co.
LP	Limited Partnership
PLC	Public Limited Co.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

STATEMENTS OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2006	BATS SERIES S	BATS SERIES C	BATS SERIES M
ASSETS
Investments at value[1]	$29,753,523	$13,144,142	$8,427,284
Interest receivable	120,699	164,367	34,965
Maturity receivable	—	75,000	—
Principal paydown receivable	11,856	—	—
Capital shares sold receivable	251,422	117,294	118,254
Receivable from advisor	20,983	—	10,153
Prepaid expenses	13,390	13,676	13,655
Futures margin receivable	444	1,918	31

TOTAL ASSETS	30,172,317	13,516,397	8,604,342

LIABILITIES
Distributions payable	114,569	54,856	36,054
Payable to advisor	—	16,910	—
Futures margin payable	1,250	—	187
Administration fees payable	770	2,784	1,501
Custodian fees payable	4,006	3,837	2,106
Transfer agent fees payable	2,072	3,450	2,831
Officers’ and trustees’ fees payable	87	4	361
Other accrued expenses payable	102,261	70,033	60,077

TOTAL LIABILITIES	225,015	151,874	103,117

NET ASSETS	$29,947,302	$13,364,523	$8,501,225

[1]Cost of Investments	$29,766,019	$13,172,587	$8,511,411
AT SEPTEMBER 30, 2006, NET ASSETS CONSISTED OF:
Capital Paid in	$30,024,797	$13,550,036	$8,583,055
Undistributed net investment income	—	631	—
Accumulated net realized gain (loss) on investment transactions and futures contracts	(69,834)	(137,033)	821
Net unrealized depreciation on investment transactions and futures contracts	(7,661)	(49,111)	(82,651)

	$29,947,302	$13,364,523	$8,501,225

Net Assets	$29,947,302	$13,364,523	$8,501,225
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,044,247	1,365,220	868,049
Net Asset Value, offering and redemption price per share	$9.84	$9.79	$9.79

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006	BATS SERIES S	BATS SERIES C	BATS SERIES M
Investment income:
Interest	$723,920	$522,374	$291,669

Total investment income	723,920	522,374	291,669

Expenses:
Administration fees	22,230	30,872	17,707
Custodian fees	14,225	12,822	6,198
Transfer agent fees	21,907	22,433	21,217
Legal and audit fees	95,120	74,370	54,068
Printing fees	24,063	9,673	—
Registration fees and expenses	20,258	17,962	18,223
Officers’ and trustees’ fees	481	365	365
Other	8,213	5,261	5,390

Total expenses excluding interest expense	206,497	173,758	123,168
Interest expense	142	—	—

Total expenses	206,639	173,758	123,168
Less expenses reimbursed by advisor	(206,497)	(173,758)	(123,168)

Net expenses	142	—	—

Net investment income	723,778	522,374	291,669

Realized and unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) from:
Investment transactions	(4,251)	(110,840)	—
Futures contracts	(29,696)	(16,728)	4,556

	(33,947)	(127,568)	4,556

Change in unrealized appreciation (depreciation) from:
Investments	108,150	46,054	(479)
Futures contracts	4,835	(20,666)	1,476

	112,985	25,388	997

Net gain (loss) on investments and futures contracts	79,038	(102,180)	5,553

Net increase in net assets resulting from operations	$802,816	$420,194	$297,222

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

STATEMENTS OF CHANGES IN NET ASSETS

	BATS SERIES S		BATS SERIES C		BATS SERIES M
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05
Increase in net assets:
Operations:
Net investment income	$723,778	$348,739	$522,374	$409,280	$291,669	$198,998
Net realized gain (loss) on investments and futures contracts	(33,947)	(29,112)	(127,568)	(8,834)	4,556	2,295
Net change in unrealized appreciation (depreciation) on investments and futures contracts	112,985	(120,646)	25,388	(74,499)	997	(83,648)

Net increase in net assets resulting from operations	802,816	198,981	420,194	325,947	297,222	117,645

Distributions to shareholders from:
Net investment income	(723,434)	(355,858)	(522,374)	(409,280)	(295,388)	(201,309)

Capital share transactions:
Shares sold	26,936,610	10,000,000	4,066,657	10,000,000	4,056,785	5,000,000
Shares issued in reinvestment of distributions	846	—	686	—	716	—
Shares redeemed	(6,912,659)	—	(517,307)	—	(474,446)	—

Net increase in net assets resulting from capital share transactions	20,024,797	10,000,000	3,550,036	10,000,000	3,583,055	5,000,000

Total increase in net assets	20,104,179	9,843,123	3,447,856	9,916,667	3,584,889	4,916,336
Net assets:
Beginning of year	9,843,123	—	9,916,667	—	4,916,336	—

End of year	$29,947,302	$9,843,123	$13,364,523	$9,916,667	$8,501,225	$4,916,336

End of year undistributed net investment income	$—	$—	$631	$—	$—	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	BATS SERIES S		BATS SERIES C		BATS SERIES M
	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED 9/30/05	FOR THE YEAR ENDED 9/30/06	FOR THE YEAR ENDED[1] 9/30/05
Per share operating performance:
Net asset value, beginning of year	$9.84	$10.00	$9.92	$10.00	$9.83	$10.00

Net investment income[1]	0.43	0.35	0.47	0.41	0.48	0.40
Net realized and unrealized loss on investments and futures contracts	—	(0.16)	(0.14)	(0.08)	(0.05)	(0.17)
Distributions from net investment income	(0.43)	(0.35)	(0.46)	(0.41)	(0.47)	(0.40)

Net asset value, end of year	$9.84	$9.84	$9.79	$9.92	$9.79	$9.83

Total Return	4.51%	2.00%	3.51%	3.34%	4.54%	2.37%
Ratios / Supplemental data
Net assets, end of year (in thousands)	$29,947	$9,843	$13,365	$9,917	$8,501	$4,916
Ratio of net expenses to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets (excluding interest expense)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of total net expenses to average net assets (excluding reimbursements)	1.28%	2.72%	1.60%	3.02%	2.05%	3.93%
Ratio of net investment income to average net assets	4.49%	3.54%	4.81%	4.12%	4.86%	4.03%
Ratio of net investment income to average net assets (excluding reimbursements)	3.21%	0.82%	3.21%	1.10%	2.81%	0.10%
Portfolio turnover rate	52%	17%	42%	50%	23%	36%

[1]	Calculated using the average shares outstanding method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

BLACKROCK BOND ALLOCATION TARGET SHARES

NOTES TO FINANCIAL STATEMENTS

(A) Organization

BlackRock Bond Allocation Target Shares (“BATS” or the “Fund”) was organized as a Delaware statutory trust on March 5, 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in five investment portfolios, three of which, Series S, Series C and Series M (the “Portfolios”), commenced operations on October 1, 2004. As of September 30, 2006, Series P and Series I had not commenced operations.

Investors may only purchase shares in the five investment portfolios described herein by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund considers the risk of loss from such claims to be remote.

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC”), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board; the amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor under the supervision of the Board determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board. As of September 30, 2006, there were no fair valued securities.

When determining the price for Fair Value Assets, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor deems relevant.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Fund’s financial statements has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by the Portfolios each day on “settled” shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of specific identification method, generally first-in, first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

BLACKROCK BOND ALLOCATION TARGET SHARES

Asset-Backed Securities — The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage Pass-Through Securities — The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Mortgage Obligations — The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers as determined under the direction of the Board. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time a Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. As of September 30, 2006, there were no reverse repurchase agreement securities.

Futures Transactions — The Portfolios use futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use these instruments for leverage. These futures contracts obligate the Portfolios, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolios are required to deposit cash or pledge securities as initial

BLACKROCK BOND ALLOCATION TARGET SHARES

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate a futures transaction.

Investing in Government Sponsored Enterprises — The Portfolios invest in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar United States Government sponsored entities such as the Federal National Mortgage Assoc. (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations, and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLBs are neither guaranteed nor insured by the United States Government.

Forward Commitments, When-Issued and Delayed Delivery Securities — The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued forward commitment basis, the Portfolios will hold liquid assets worth at least the equivalent of the amount due. As of September 30, 2006, there were no forward commitments, when issued, or delayed delivery securities.

TBA Purchase Commitments — The Portfolios may enter into To Be Announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”. As of September 30, 2006, there were no TBA securities.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from the estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Management Agreement, BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (“BlackRock”), a wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Fund. BlackRock does not receive direct compensation for its advisory services. BlackRock benefits from the Fund being an investment option in a wrap program for which BlackRock affiliates receive fees. BlackRock is contractually obligated to pay expenses it incurs in providing advisory services to the Fund and will reimburse the Fund for all of its expenses, except extraordinary expenses and interest expense.

PFPC Inc. (“PFPC”), an indirect subsidiary of PNC, acts as adminstrator for the Fund. For these services, PFPC receives administration and accounting services fees computed daily and payable monthly, at the following annual rates: (a) for accounting services, (i) $12,000 for each Portfolio’s first $250 million in average net assest, $12,000 for each Portfolio’s next $500 million in average net assets and 0.0025% for each Portfolio’s average net assets in excess of $750 million, and (ii) $200 per Portfolio per month, plus $0.65 per CUSIP per day; (b) for administration services, 0.005% of each Portfolio’s average net assets; and (c) out-of-pocket expenses.

In addition, PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Fund. For its services, PTC receives 0.01% of each Portfolio’s first $10 billion of total net assets and 0.0075% of each Portfolio’s total net assets over $10 billion, as well as out-of-pocket expenses and certain transaction charges.

Pursuant to the Transfer Agent Agreement, PFPC serves as the transfer and dividend disbursing agent for the Fund. For its services, PFPC receives an annual fee of $15,000 per Portfolio, plus transaction fees, per account fees and disbursements.

As mentioned above, BlackRock will reimburse the Fund for all such administration, custodian and transfer agent services.

During the year ended September 30, 2006, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith, Inc. (“MLPF&S”), earned commissions on transactions of securities as follows:

BATS Series S	$579
BATS Series C	53

$632

(D) Purchases and Sales of Securities

For the year ended September 30, 2006, purchases and sales of investment securities, including paydowns, other than short-term investments and government securities, were as follows:

	PURCHASES	SALES
BATS Series S	$24,681,923	$7,147,997
BATS Series C	8,625,337	3,968,647
BATS Series M	3,838,027	1,315,710

For the year ended September 30, 2006, purchases and sales of U.S. government securities were as follows:

	PURCHASES	SALES
BATS Series S	$480,069	$474,344

(E) Capital Shares

Transactions in capital shares for each year were as follows:

	BATS SERIES S
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold	2,749,816	$26,936,610	1,000,000	$10,000,000
Shares issued in reinvestment of distributions	86	846	—	—
Shares redeemed	(705,655)	(6,912,659)	—	—

Net increase	2,044,247	$20,024,797	1,000,000	$10,000,000

	BATS SERIES C
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold	418,785	$4,066,657	1,000,000	$10,000,000
Shares issued in reinvestment of dividends	71	686	—	—
Shares redeemed	(53,636)	(517,307)	—	—

Net increase	365,220	$3,550,036	1,000,000	$10,000,000

BLACKROCK BOND ALLOCATION TARGET SHARES

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

	BATS SERIES M
	FOR THE YEAR ENDED 9/30/06		FOR THE YEAR ENDED 9/30/05
	SHARES	VALUE	SHARES	VALUE
Shares sold	417,040	$4,056,785	500,000	$5,000,000
Shares issued in reinvestment of dividends	73	716	—	—
Shares redeemed	(49,064)	(474,446)	—	—

Net increase	368,049	$3,583,055	500,000	$5,000,000

On September 30, 2006, two shareholders held approximately 86% of the outstanding shares of the BATS Series S Portfolio, one shareholder held approximately 74% of the outstanding shares of the BATS Series C Portfolio, and one shareholder held approximately 58% of the outstanding shares of the BATS Series M Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F) Federal Tax Information

No provision is made for federal taxes as it is the Fund’s intention to have the Fund continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from tax-free income and net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2006, attributable to paydown adjustments, and other differences between financial and tax accounting, were reclassified to the following accounts:

	(INCREASE DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	(INCREASE DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME
BATS Series S	$344	$(344)
BATS Series C	(631)	631
BATS Series M	(3,719)	3,719

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows:

ORDINARY INCOME
BATS Series S
9/30/06	$723,434
9/30/05	355,858
BATS Series C
9/30/06	522,374
9/30/05	409,280
BATS Series M
9/30/06	295,388
9/30/05	201,309

BLACKROCK BOND ALLOCATION TARGET SHARES

As of September 30, 2006, the tax components of distributable earnings/accumulated losses were as follows:

	UNDISTRIBUTED ORDINARY INCOME	ACCUMULATED CAPITAL LOSSES	POST- OCTOBER LOSSES
BATS Series S	$114,569	$(37,478)	$(27,744)
BATS Series C	55,487	(15,174)	(142,578)
BATS Series M	38,639	—	(303)

As of September 30, 2006, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	EXPIRING SEPTEMBER 30
	2013	2014	TOTAL
BATS Series S	$167	$37,311	$37,478
BATS Series C	—	15,174	15,174

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

BLACKROCK BOND ALLOCATION TARGET SHARES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

BlackRock Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Series S, Series C, and Series M Portfolios, three of the five portfolios constituting the BlackRock Bond Allocation Target Shares (the “Fund”), (collectively the “Portfolios”), as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

November 22, 2006

BLACKROCK BOND ALLOCATION TARGET SHARES

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
INTERESTED TRUSTEES
Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 60	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	51 (includes 5 Portfolios of the Fund and 46 Portfolios of BlackRock Funds)	None	N/A

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 52	Trustee	Since 2000	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange, and Trustee of the American Folk Art Museum.	51 (includes 5 Portfolios of the Fund and 46 Portfolios of BlackRock Funds)	Director, BlackRock, Inc.	N/A

BLACKROCK BOND ALLOCATION TARGET SHARES

FUND MANAGEMENT (UNAUDITED) (CONTINUED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
DISINTERESTED TRUSTEES

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 60	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	51 (includes 5 Portfolios of the Fund and 46 Portfolios of BlackRock Funds)	Director, Avaya, Inc. (information technology).	$138,250

Peter S. Drotch c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (2003-2005); Partner, Pricewater- houseCoopers LLP (accounting firm) (1964-2000).	51 (includes 5 Portfolios of the Fund and 46 Portfolios of BlackRock Funds)	Director and Chairman of the Audit Committee, Tufts Health Plan; Director and Chairman of the Audit Committee, First Marblehead Corp. (student loan processing and securitization); Trustee and Chairman of the Finance Committee, University of Connecticut; Trustee, Huntington Theatre.	$140,500

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 63	Trustee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	51 (includes 5 Portfolios of the Fund and 46 Portfolios of BlackRock Funds)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.	$138,000

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 62	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	51 (includes 5 Portfolios of the Fund and 46 Portfolios of BlackRock Funds)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.	$147,750

BLACKROCK BOND ALLOCATION TARGET SHARES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) CURRENTLY OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee and Chairperson of the Governance Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	51 (includes 5 Portfolios of the Fund and 46 Portfolios of BlackRock Funds)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.	$143,250

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 68	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd. (private investments); Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Fund, Inc. (2001-2005).	51 (includes 5 Portfolios of the Fund and 46 Portfolios of BlackRock Funds)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997); Chairman, The Presidio Trust (a Federal corporation) (1997-2005).	$133,750

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 Age: 71	Trustee and Chairperson of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisors) (since 1989); Chairman, Coho Partners, Ltd. (investment advisors) (2003-2006); Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman 2006; Director, Peoples First, Inc. (bank holding Company) (2001-2004).	52 (includes 5 Portfolios of the Fund, 46 Portfolios of BlackRock Funds and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	None	$149,750

BLACKROCK BOND ALLOCATION TARGET SHARES

FUND MANAGEMENT (UNAUDITED) (CONCLUDED)

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06
OFFICERS WHO ARE NOT TRUSTEES

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.	N/A

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 47	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).	$402,810

Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 47	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).	N/A

Donald C. Burke 40 E. 52nd Street New York, NY 10022 Age: 46	Treasurer	Since 2006	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).	N/A

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 38	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).	N/A

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 58	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).	N/A

Howard Surloff 40 E. 52nd Street New York, NY 10022 Age: 41	Assistant Secretary	Since 2006	General Counsel of U.S. Funds at BlackRock, Inc. (since June 2006); General Counsel (U.S.), Goldman Sachs Asset Management (1993-2006).	N/A

BLACKROCK BOND ALLOCATION TARGET SHARES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE(5) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	TOTAL FUND COMPENSATION FOR THE YEAR ENDING 9/30/06

Jay Fife 40 E. 52nd Street New York, NY 10022 Age: 36	Assistant Treasurer	Since 2006	Director of BlackRock Inc. (since 2006); Assistant Treasurer of registered investment companies managed by MLIM (2005-2006), Director of MLIM Fund Services Group (2001-2006) and Vice President and Assistant Treasurer of IQ Funds (2005-2006).	N/A

Neal J. Andrews 40 E. 52nd Street New York, NY 10022 Age: 40	Assistant Treasurer	Since 2006	Managing Director of Administration and Operations Group, BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).	N/A

Robert Mahar 40 E. 52nd Street New York, NY 10022 Age: 61	Assistant Treasurer	Since 2006	Director, Global Portfolio Compliance, BlackRock Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).	N/A

Spencer Fleming 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Treasurer	Since 2006	Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Delaware Investments (1992-2001).7	N/A

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 45	Assistant Secretary	Since 2003	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles: Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.	N/A

(1)	Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.

(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.

(5)	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s code of regulations and Declaration of Trust.

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED)

(A)	Board of Trustees’ Consideration of the Advisory Agreements. In connection with the contribution by Merrill Lynch & Co., Inc. (“Merrill Lynch”) of its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock, Inc. (“BlackRock”) (the “Transaction”), at a meeting held on May 16, 2006, the Fund’s Board of Trustees (the “Board”), including the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock (“Independent Board Members”), unanimously approved a new investment management agreement (the “New Management Agreement”) between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC (the “Advisor”).

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisor, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the “Ad Hoc Committee”) requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Management Agreement. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock’s general plans and intentions regarding the Fund and the proposed combination of BlackRock’s business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Management Agreement. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i) the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii) the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii) that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intends to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv) that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for one or more Portfolios, although, in other cases, the current portfolio managers or portfolio management teams will remain in place;

BLACKROCK FUNDS

(v) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Advisor, including compliance services;

(vi) that BlackRock has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses incurred by the Fund;

(vii) the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(viii) the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM’s anticipated impact on BlackRock’s ability to manage the Portfolios;

(ix) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(xi) the terms and conditions of the New Management Agreement, including the differences from the Portfolios’ current investment management agreement (the “Current Management Agreement”);

(xii) that in February 2006, the Board had performed a full annual review of the Current Management Agreement as required by the 1940 Act, and had determined that the Advisor had the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Portfolio;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiv) that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisor, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of the Current Management Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Management Agreement. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board’s decision to approve the New Management Agreement. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Management Agreement, and recommend the New Management Agreement to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisor to each of the Portfolios under the New Management Agreement. The Board reviewed the Advisor’s investment philosophy and process used to manage each of the Portfolios, as well as a description of the Advisor’s capabilities, personnel and services. The Board considered the scope of services to be provided

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

by the Advisor to each of the Portfolios under the New Management Agreement relative to services typically provided by third parties to comparable mutual funds, and considered the Advisor’s in-house research capabilities as well as other resources available to its personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisor to perform its duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Management Agreement was identical to the Current Management Agreement and comparable to that generally found in investment management agreements of its nature. The Board considered the legal and compliance programs of each of the Fund and the Advisor, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisor with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisor’s and MLIM’s investment professionals and other personnel who would provide services to each Portfolio under the New Management Agreement. The Board also considered the anticipated positive impact of the Transaction on BlackRock’s general business reputation and overall financial resources and concluded that the Advisor would be able to meet any reasonably foreseeable obligation under the New Management Agreement.

The Board was advised that, as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the SEC.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature, quality and extent of the services provided by the Advisor to each Portfolio under the New Management Agreement were expected to be as good or better than that provided under the Current Management Agreement, and were consistent with the Portfolio’s operational requirements and reasonable in terms of approving such New Management Agreement.

Fees and Expenses. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expenses of each Portfolio. In examining this factor at the February 2006 meeting, the Board gave substantial consideration to the fact that the Advisor contractually would not receive a fee for its investment advisory or other services provided to the Fund. Furthermore, the Advisor is contractually obligated to bear all of its own costs and expenses incurred in connection with its services and to reimburse the Fund for all ordinary fees and expenses. The Board was provided with information regarding the administration, transfer agent and custody expenses for each Portfolio prior to the reimbursement of such expenses by the Advisor, as well as a comparison of such expenses against respective Lipper, Inc. peer funds selected by the Advisor. At the February 2006 meeting, the Board noted that upon reimbursement of such expenses by the Advisor, each Portfolio’s actual administration, transfer agent and custody fees were zero. In examining the fees under the Current Management Agreement at the February meeting, the Board also took into account the fact that the Advisor has a separate fee arrangement with BlackRock Financial Management, Inc. (“BFM”), the manager of the wrap-fee programs for which the Fund is an investment option, under which the Advisor would receive a fee from BFM based on the amount of assets in the Fund.

BLACKROCK FUNDS

In reviewing the New Management Agreement, the Board considered for each Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio’s total advisory fees and expense ratios would not increase as a result of the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Management Agreement, the Board had determined at the February 2006 meeting that the fee and expense arrangements were fair and reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the fee and expense arrangements under the New Management Agreement are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board noted that the Portfolios were organized in September 2004 and thus far have been funded with initial seed money from the Advisor along with an insignificant amount of third party investments, but have not yet commenced full operations. The Board therefore did not give significant considerations to the Fund’s performance history.

The Board examined MLIM’s performance history with respect to its mutual fund complex. The Board also noted BlackRock’s and MLIM’s considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board noted that the Advisor and its affiliates have not yet realized profits in respect of their relationship with the Portfolios since, as noted above, the Portfolios have not yet commenced full operations. The Board noted that while the Advisor receives no fees from the Portfolios and reimburses the Portfolios for all of their ordinary costs and expenses, it expects to benefit indirectly from its fee agreement with BFM, which is engaged as an advisor by the wrap-fee program managed accounts that invest in the Fund. The Board, including all of the Independent Board Members, concluded that BlackRock’s profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board noted that the Advisor was not charging the Portfolios a fee for its services and that the Advisor would reimburse the Portfolios for all of their ordinary costs and expenses. As a result, Board did not consider whether the Portfolios would be able to benefit from any economies of scale in the event that the Fund attracts a large amount of assets. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisor and its affiliates under the New Management Agreement, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Management Agreement. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of the Current Management Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

BLACKROCK FUNDS

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

(B)	As previously disclosed, BlackRock has received subpoenas from various Federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(C)	A Special Meeting of Shareholders of the Fund was held on August 22, 2006 for shareholders of record as of May 25, 2006, to approve a new Investment Management Agreement for the following Portfolios. The votes regarding the approval of the new agreement were as follows:

	FOR	AGAINST	ABSTAIN
BATS Series S	1,000,000	—	—
BATS Series C	1,153,080	—	—
BATS Series M	654,167	—	—

(D)	For non-resident aliens, the following percentages of ordinary income distributions paid during the fiscal year ended September 30, 2006 are treated as qualified interest income (“QII”).

QII
BATS Series S	95.58%
BATS Series C	93.22%
BATS Series M	93.86%

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BLACKROCK BOND ALLOCATION TARGET SHARES

Investment Advisor	Distributor
BlackRock Advisors, LLC	BlackRock Distributors, Inc.
Wilmington, Delaware 19809	King of Prussia, Pennsylvania 19406

Custodian	Counsel
PFPC Trust Company	Simpson Thacher & Bartlett LLP
Philadelphia, Pennsylvania 19153	New York, New York 10017

Administrator and Transfer Agent	Independent Registered Public Accounting
PFPC Inc.	Firm
Wilmington, Delaware 19809	Deloitte & Touche LLP
Philadelphia, Pennsylvania 19103

Important Notice Regarding Delivery of Shareholder Documents

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our website at www.blackrock.com, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

BATS-ANN 9/06

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c) The Registrant amended its Code of Ethics during the period covered by the shareholder report presented in Item1 hereto to make an addition to the list of policies that address conflicts of interest.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is available without charge upon request by calling toll-free (800) 441-7762.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee, each of whom is an “independent” Trustee: Bruce R. Bond, Peter S. Drotch, Robert M. Hernandez, Dr. Matina Horner, Toby Rosenblatt and David R. Wilmerding, Jr. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a) Audit Fees – Fiscal Year Ending September 30, 2006 - $86,900

                         Fiscal Year Ending September 30, 2005 - $89,800

b) Audit-Related Fees – Fiscal Year Ending September 30, 2006 - $13,500

                                      Fiscal Year Ending September 30, 2005 - $9,000

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees. The services were for security counts per Rule 17f-2 under the Investment Company Act of 1940 (the “1940 Act”).

(c) Tax Fees – Fiscal Year Ending September 30, 2006 - $12,400

                        Fiscal Year Ending September 30, 2005 - $25,000

The nature of the services include tax compliance, tax advice, tax planning; federal, state and local income and excise tax review and related advice and planning and miscellaneous tax advice.

(d) All Other Fees – Fiscal Year Ending September 30, 2006 - $0

                                Fiscal Year Ending September 30, 2005 - $0

Audit Committee Pre-Approval Policies and Procedures

(e)(1) The Registrant has polices and procedures (the “Policy”) for the pre-approval by the Registrant’s Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Registrant’s independent auditor (the “Independent Auditor”) to the Registrant and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service Pre-Approval Documents”). At its November meeting of each year, the Audit Committee will approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

For the purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Registrant and (B) all engagements for non-audit services that directly impact the operations and financial reporting or the Registrant to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) BlackRock Advisors, LLC (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Registrant.

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under the Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under the Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

The terms and fees of the annual Audit services engagement for the Registrant are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Registrant structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Registrant not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Registrant and, to the extent they are Covered Services, the other Covered Entities or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

The Audit Committee believes that the Independent Auditor can provide Tax services to the Registrant and Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the Registrant or the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Fiscal Year Ending September 30, 2006 - $286,200

      Fiscal Year Ending September 30, 2005 - $286,200

h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Governance and Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant’s Secretary. There have been no material changes to these procedures since the Registrant last provided disclosure pursuant to this item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics – see Item 2.

(a)(2)	Separate certifications of Principal Executive and Financial Officers pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 filed as EX-99.CERT.

(b)	Certification of Principal Executive and Financial Officers pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BlackRock Bond Allocation Target Shares

By:	/s/ Henry Gabbay
Name:	Henry Gabbay
Title:	President and Principal Executive Officer
Date:	December 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Henry Gabbay
Name:	Henry Gabbay
Title:	President and Principal Executive Officer
Date:	December 7, 2006

By	/s/ Donald C. Burke
Name:	Donald C. Burke
Title:	Treasurer and Principal Financial Officer
Date:	December 7, 2006